SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                                 FORM 8-K

                        CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported):      26-Nov-01

CENTEX CREDIT CORP HOME EQ LN
    ASSET BACKED CERT SER 2001 A
(Exact name of registrant as specified in its charter)


          Delaware                           333-93255-06           75-2851805
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


2728 North Harwood Street
Dallas, Texas                              75201
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (214) 981-5000
Item 5. Other Events

On 26-November-01 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 26-November-01.
The Monthly Report is filed pursuant to and in accordance with
(1) numerous no-action letters (2) current Commission policy in the area.

A.   Monthly Report Information
     See Exhibit No.1


B.   Have and deficiencies occurred?  NO.
            Date:
            Amount:

C.   Item 1: Legal Proceedings:  NONE

D.   Item 2: Changes in Securities:   NONE

E.   Item 4: Submission of Matters to a Vote of
     Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
            Exhibit No.

   1.)          Monthly Distribution Report Dated:           26-Nov-01


Centex Credit Corp
Home Equity Loan Asset Backed Certificates, Series 2001-A

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                            26-Nov-01

DISTRIBUTION SUMMARY


              Original  Beginning Certifica Principal  Ending Certificate
   Class    Face Value        Balance      Distribution    Balance
    A-1     133000000.00       91208598.45  7815362.45    83393236.00
    A-2     59000000.00        59000000.00        0.00    59000000.00
    A-3     70000000.00        70000000.00        0.00    70000000.00
    A-4     80000000.00        80000000.00        0.00    80000000.00
    A-5     41300000.00        41300000.00        0.00    41300000.00
    A-6     43000000.00        43000000.00        0.00    43000000.00
    A-7     48700000.00        43401774.24  1999085.79    41402688.45
    X-IO           0.00               0.00        0.00           0.00
     R             0.00               0.00        0.00           0.00
   TOTAL    475000000.00      427910372.69  9814448.24   418095924.45


              Interest     Pass-Through       Total
   Class    Distribution       Rate        Distribution
    A-1        428680.41           5.64000%  8244042.86
    A-2        275825.00           5.61000%   275825.00
    A-3        345916.67           5.93000%   345916.67
    A-4        431333.33           6.47000%   431333.33
    A-5        234033.33           6.80000%   234033.33
    A-6        223958.33           6.25000%   223958.33
    A-7        102621.08           2.66000%  2101706.87
    X-IO       537389.24           0.00000%   537389.24
     R              0.00           0.00000%        0.00
   TOTAL      2579757.39                    12394205.63


AMOUNTS PER $1,000 UNIT

                            Principal        Interest
   Class       Cusip       Distribution    Distribution
    A-1        152314DC1        58.76212368  3.22316098
    A-2        152314DD9         0.00000000  4.67500000
    A-3        152314DE7         0.00000000  4.94166671
    A-4        152314DF4         0.00000000  5.39166663
    A-5        152314DG2         0.00000000  5.66666659
    A-6        152314DH0         0.00000000  5.20833326
    A-7        152314DJ6        41.04898953  2.10720903
   TOTAL                        20.66199629  5.43106818

               Total    Ending Certificate
   Class    Distribution      Balance
    A-1      61.98528466       627.01681203
    A-2            4.675      1000.00000000
    A-3      4.941666714      1000.00000000
    A-4      5.391666625      1000.00000000
    A-5      5.666666586      1000.00000000
    A-6      5.208333256      1000.00000000
    A-7      43.15619856       850.15787372
   TOTAL     26.09306448       880.20194621


                                  SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHEC FUNDING, LLC

                                        By:  /s/  Mark Frye
                                            --------------------------
                                             Name:  Mark Frye
                                             Title: Assistant Vice President
Dated:  November 30, 2001